                                                               EXHIBIT (h)(2)(i)

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                             EFFECTIVE: APRIL 3,2003

                                           TYPE OF           STATE OF         TAXPAYER
      TAXPAYER/FUND NAME                 ORGANIZATION      ORGANIZATION       I.D. NO.
      ------------------                --------------     -------------     ----------
ING CORPORATE LEADERS TRUST FUND        Trust              New York          13-6061925

ING EQUITY TRUST                        Business Trust     Massachusetts     N/A
  ING Convertible Fund                                                       33-0552461
  ING Equity and Bond Fund                                                   33-0552418
  ING Financial Services Fund                                                95-4020286
  ING Growth Opportunities Fund                                              04-2886865
  ING Large Company Value Fund                                               22-1644924
  ING LargeCap Growth Fund                                                   33-0733557
  ING MidCap Opportunities Fund                                              06-1522344
  ING MidCap Value Fund                                                      86-1048451
  ING Principal Protection Fund                                              86-1033467
  ING Principal Protection Fund II                                           86-1039030
  ING Principal Protection Fund III                                          86-1049217
  ING Principal Protection Fund IV                                           82-0540557
  ING Principal Protection Fund V                                            27-0019774
  ING Principal Protection Fund VI                                           48-1284684
  ING Principal Protection Fund VII*                                         TBD
  ING Real Estate Fund                                                       43-1969240
  ING Research Enhanced Index Fund                                           06-1533751
  ING SmallCap Opportunities Fund                                            04-2886856
  ING SmallCap Value Fund                                                    86-1048453
  ING Tax Efficient Equity Fund                                              23-2978988

ING FUNDS TRUST                         Business Trust     Delaware          N/A
  ING Classic Money Market Fund                                              23-2978935
  ING GNMA Income Fund                                                       22-2013958
  ING High Yield Bond Fund                                                   23-2978938
  ING High Yield Opportunity Fund                                            33-0715888
  ING Intermediate Bond Fund                                                 52-2125227

* This Amended and Restated Exhibit A to the Agency Agreement will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                                                                        TYPE OF              STATE OF             TAXPAYER
            TAXPAYER/FUND NAME                                        ORGANIZATION         ORGANIZATION           I.D. NO.
            ------------------                                        ------------         ------------           --------
ING FUNDS TRUST (CONTINUED)
   ING Lexington Money Market Trust                                                                              13-6766350
   ING Money Market Fund                                                                                         86-0955273
   ING National Tax-Exempt Bond Fund                                                                             23-2978941
   ING Strategic Bond Fund                                                                                       33-6170208

ING INVESTMENT FUNDS, INC.                                           Corporation           Maryland              N/A
   ING MagnaCap Fund                                                                                             22-1891924

ING MAYFLOWER TRUST                                                  Business Trust        Massachusetts         N/A
   ING Growth + Value Fund                                                                                       06-1465531
   ING International Value Fund                                                                                  06-1472910

ING MUTUAL FUNDS                                                     Business Trust        Delaware              N/A
   ING Emerging Countries Fund                                                                                   33-0635177
   ING Global Real Estate Fund                                                                                   86-1028620
   ING International Fund                                                                                        22-3278095
   ING International SmallCap Growth Fund                                                                        33-0591838
   ING Precious Metals Fund                                                                                      13-2855309
   ING Russia Fund                                                                                               22-3430284
   ING Worldwide Growth Fund                                                                                     33-0552475

ING PRIME RATE TRUST
                                                                     Business Trust        Massachusetts         95-6874587

ING SENIOR INCOME FUND                                               Business Trust        Delaware              86-1011668

ING VARIABLE INSURANCE TRUST                                         Business Trust        Delaware              N/A
   ING VP Global Technology Portfolio                                                                            86-1037242
   ING VP Worldwide Growth Portfolio                                                                              25-6705433

ING VARIABLE PRODUCTS TRUST                                          Business Trust        Massachusetts         N/A
   ING VP Convertible Portfolio                                                                                  86-1028318
   ING VP Financial Services Portfolio                                                                           86-1028316
   ING VP Growth + Value Portfolio                                                                               06-6396994
   ING VP Growth Opportunities Portfolio                                                                         06-6493759
   ING VP High Yield Bond Portfolio                                                                              06-6396995
   ING VP International Portfolio                                                                                86-1028314
   ING VP International SmallCap Growth Portfolio                                                                86-1028313
   ING VP International Value Portfolio                                                                          06-6453493
   ING VP Large Company Value Portfolio                                                                          86-1028315
   ING VP LargeCap Growth Portfolio                                                                              86-1028309
   ING VP MagnaCap Portfolio                                                                                     06-6493762
   ING VP MidCap Opportunities Portfolio                                                                         06-6493760

                                                      TYPE OF          STATE OF        TAXPAYER
                TAXPAYER/FUND NAME                  ORGANIZATION     ORGANIZATION      I.D. NO.
                ------------------                 --------------    -------------    ----------
ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP Research Enhanced Index Portfolio                                            06-6397003
  ING VP SmallCap Opportunities Portfolio                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.                 Corporation       Maryland         06-1287459

ING VP NATURAL RESOURCES TRUST                     Business Trust    Massachusetts    22-2932678

  Last Approved: 2/25/03